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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  MAY 28, 1997
                Date of Report (Date of earliest event reported)



                             UNION TANK CAR COMPANY
             (Exact name of registrant as specified in its charter)




        DELAWARE                      1-5666                    36-3104688
     (State or other                (Commission                (IRS Employer
     jurisdiction of                File Number)            Identification No.)
     incorporation)


     225 W. WASHINGTON STREET, CHICAGO, IL                          60606
   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (312)372-9500


--------------------------------------------------------------------------------
  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On May 28, 1997, Union Tank Car Company (the "Company") entered into an Underwriting Agreement with Salomon Brothers Inc and Morgan Stanley & Co. Incorporated relating to the issuance and sale by the Company on June 2, 1997 of $150,000,000 principal amount 7.45% Notes Due 2009 (the "Notes"). The Notes were registered under the Securities Act of 1933 pursuant to the Company's Registration Statement on Form S-3 (333-17121).


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)-(b) Not applicable.

     (c)  Exhibits.

1(b)(1) Underwriting Agreement dated May 28, 1997 among the Company, Salomon Brothers Inc and Morgan Stanley & Co. Incorporated.

4(b)(4) Second Supplemental Indenture dated as of May 28, 1997 between the Company and Harris Trust and Savings Bank.

4(b)(5)   Form of 7.45% Note Due 2009 (included in Exhibit 4(b)(4)).


















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                                        SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   UNION TANK CAR COMPANY




                                                   By:   /s/ R.C. Gluth
                                                      --------------------------
                                                      R.C. Gluth
                                                      Executive Vice President

Date:  June 3, 1997




















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